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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                  FORM 8-K/A1


                    Amendment No. 1 to Application or Report
                    Filed Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934



Date of Report (Date of earliest event reported):      FEBRUARY 24, 1998

                          MEDICAL SCIENCE SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)


        TEXAS                        333-37441                  94-3123681
   (State or other                  (Commission              (I.R.S. Employer
    jurisdiction                   File Number)             Identification No.)
  of incorporation)

                       4400 MacArthur Boulevard, Suite 980
                         Newport Beach, California 92660
               (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code:      (714) 440-9730


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ITEM 4    CHANGE IN REGISTRANTS'S CERTIFYING ACCOUNT

         Effective February 24, 1998 the Company's Audit Committee of the Board of Directors approved the engagement of Singer Lewak Greenbaum & Goldstein LLP ("Singer Lewak") to serve as the Company's independent public accountants and to conduct the audit of the Company's financial statements for the fiscal year ended December 31, 1997. Singer Lewak also served as the Company's independent public accountants to conduct the audit for the fiscal year ended December 31, 1996. The Company previously announced that it had selected Deloitte & Touche LLP to perform the audit for 1997. However, Deloitte and Touche LLP declined to accept an appointment as the Company's independent public accountants for reasons unrelated to any matter of accounting principles or practices, financial statement disclosure or auditing, scope or procedure.

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       MEDICAL SCIENCE SYSTEMS, INC.


Date: February 24, 1998                By: /s/ U. Spencer Allen
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                                           U. Spencer Allen
                                           Chief Financial Officer